EXHIBIT 10.5





                                   Amendment 1

                       EXCLUSIVE PATENT LICENSE AGREEMENT

                                      Waver

                                      from

                                WOLFGANG GRABHER
                                  ("Licensor")

                                       to


           ADMINISTRATION FOR INTERNATIONAL CREDIT & INVESTMENT, INC.
                                  ("Licensee")

                          Dated as of February 9, 2005


Wolfgang Grabher wave his rights from the exclusive patent license agreement, dated as of July 13, 2000 for his rights to receive royalties and agrees to the change of control of Licensee.




La Jolla, February 9, 2005



/s/ Wolfgang Grabher
--------------------------
Wolfgang Grabher